Exhibit 99.1

DarkPulse, Inc Files Petition Against Twitter in the New York State Supreme Court to Compel Twitter to Disclose the Identities of Certain Individuals or Entities

January 26, 2022 – New York, New York DarkPulse, Inc. (OTCMKT:DPLS) announced that it has filed a Petition against Twitter in the New York State Supreme Court, Nassau County, New York, to compel Twitter to disclose the identities of certain individuals or entities that post regularly on Twitter in an effort to battle the smear campaign that the Company believes is intended to harm its shareholders and investors, drive the price of the Company’s stock down and unlawfully profit on this conduct.

The Petition filed today by our attorneys is seeking the identities of certain posters to bring formal lawsuits to stop such defamatory and misleading statements, and to determine whether the posters are profiting on a plan designed to bring down the Company’s stock price by spreading false and defamatory statements about its CEO and its products, services, and business relationships.

“Social media is designed for the exchange of ideas and interests, but like all social media platforms, can be a bastion of nefarious wrongdoers using such platforms for personal gain at the expense of innocent participants. I have made a pledge to weed out all those spreading false narratives and making false statements about the Company, and we will pursue both civil lawsuits and potential law enforcement prosecution of those individuals”, stated Dennis O’Leary, CEO of DarkPulse, Inc., and Line of Duty Retired Member of the NYPD.

This is the first of several such Petitions that will be filed against operators of social media platforms to expose the identities of these individuals so they can be properly pursued in the courts.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

media@DarkPulse.com